SUNAMERICA EQUITY FUNDS

SunAmerica Balanced Assets Fund

Supplement to the Prospectus

Dated January 27, 2006

In the section titled “Fund Management” under the heading “Balanced Assets Fund” the disclosure with respect to management of the equity portion of the Balanced Assets Fund, is deleted and replaced in its entirety with the following:

“The Balanced Assets Fund is advised by AIG SunAmerica. Steven Neimeth and John Massey are primarily responsible for the day-to-day management of the equity portion of the Balanced Assets Fund.

Mr. Neimeth, Senior Vice President at AIG SunAmerica has over 10 years of experience in the investment industry, focusing the past five years on the large-cap value segment of the market. Prior to joining AIG SunAmerica in April 2004, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a Bachelor of Arts from Hobart & William Smith Colleges and a Master of Business Administration from the Johnson School of Management at Cornell University.

Prior to joining AIG SunAmerica in January 2006 as a Senior Vice-President, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management since 2001. From 1998 to 2001, Mr. Massey was an investment officer and senior analyst covering the healthcare industry with Standard & Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a Bachelor of Arts in Economics from the University of Southern California.”

SUNAMERICA EQUITY FUNDS

SunAmerica Balanced Assets Fund

Supplement to the Statement of Additional Information

Dated January 27, 2006

In the section titled “Adviser, Personal Securities Trading, Distributor and Administrator” under the heading “Information about AIG SunAmerica Portfolio Managers” the disclosure with respect to Frank Gannon’s management of the equity portion of the Balanced Assets Fund, is deleted and replaced in its entirety with the following:

Other Accounts Managed by the Portfolio Manager

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”), number of accounts, and total assets of the accounts which Steven Neimeth and John Massey had day-to-day responsibilities as of March 1, 2006.

Name of Portfolio Manager	Type of Account	Number of Accounts	Total Assets Managed in Accounts
Steven Neimeth	RIC OPI OA	7 None None	$830.3 N/A N/A
John Massey	RIC OPI OA	4 None None	$475.8 N/A N/A

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of March 1, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Managed by SunAmerica
John Massey	None	None
Steven Neimeth	SunAmerica Value Fund $10,000 - $50,000	$10,000 - $50,000

March 23, 2006